UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 25, 2025

SAFE & GREEN HOLDINGS CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38037	95-4463937
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

990 Biscayne Blvd.

#501, Office 12

Miami, FL 33132

(Address of Principal Executive Offices, Zip Code)

(Former name or former address, if changed since last report.)

Registrant’s telephone number, including area code: 646-240-4235

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01	SGBX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 25, 2025, Olenox Corp (“Olenox”), a wholly owned subsidiary of Safe & Green Holdings Corp. (the “Company”), entered into a Purchase Agreement with Charles E Webb Jr Family Partnership LTD (the “Seller”), pursuant to which Olenox will purchase certain real property located at 1207 N FM 3083 Rd, Conroe, Texas, which includes office space and warehouse space (the “Conroe Property”), for a purchase price of $3,000,000. The purchase of the Conroe Property is explicitly contingent upon Olenox obtaining a third-party loan secured by the Conroe Property in the amount of $2,400,000 for not less than 20 years with an initial interest rate not to exceed 8.000% and payments calculated on an amortization period of no less than 20 years.

Pursuant to the terms of the Purchase Agreement, Olenox will take occupancy September 26, 2025. Olenox has the option to extend the closing of the transaction for up to 24 months. Olenox has executed a commercial lease (the “Lease”) with the Seller for the interim period between the execution of the Purchase Agreement and the closing of the transaction. $4,000 of the lease payments per month will be credited to the sales price at closing.

Pursuant to the terms of the Purchase Agreement, Olenox must deposit $30,000 as earnest money not later than 3 days after the effective date of the Purchase Agreement. Pursuant to the terms of the Lease, Olenox must pay a $20,000 security deposit with the Seller, which may be applied by the Seller to any amounts owed by Olenox under the Lease. Olenox shall maintain in full force and effect from an insurer authorized to operate in Texas, commercial general liability insurance naming Seller as an additional insured with policy limits on an occurrence basis with a minimum amount of $2,000,000.

The foregoing descriptions of the Purchase Agreement and the Lease are qualified in their entirety by reference to the full text of the Purchase Agreement and the Lease, copies of which are attached hereto as Exhibit 10.1 and 10.2, and are incorporated herein in their entirety by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description
10.1	Purchase Agreement, dated September 25, 2025, by and between Olenox Corp and Charles E Webb Jr Family Partnership LTD
10.2	Commercial Lease, dated September 25, 2025, by and between Olenox Corp and Charles E Webb Jr Family Partnership LTD
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAFE & GREEN HOLDINGS CORP.

Dated: September 30, 2025	By:	/s/ Michael McLaren
		Name:	Michael McLaren
		Title:	Chief Executive Officer

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